Related party transactions	12 Months Ended
Dec. 31, 2024
Related Party Transactions [Abstract]
Related party transactions	Related party transactions
Equity Method Investments
SES
SES is a 50% joint venture between AerCap and Safran Aircraft Engines. During the years ended December 31, 2024 and 2023, we recognized lease rental income from SES of $147 million and $124 million, respectively.
Other related parties
Other related parties include our associated companies as detailed in Note 10—Associated companies. The following table presents amounts received from other related parties for management fees and dividends net of contributions paid for the years ended December 31, 2024, 2023 and 2022:

	Year Ended December 31,
	2024	2023	2022
Management fees and other	$11,781	$11,074	$14,418
Dividends	13,325	10,933	34,245
Contributions	(12,548)	(4,509)	(23,102)
	$12,558	$17,498	$25,561
Einn Volant Aircraft Leasing Holdings Ltd. (“EVAL”)
During the year ended December 31, 2024, AerCap entered into a portfolio sale agreement for 16 engines with EVAL. As of December 31, 2024, 14 of the engine sales had been completed. The remaining sales were completed in January 2025.
GE
AerCap completed the acquisition of GE Capital Aviation Services (“GECAS”) from GE (the “GECAS Transaction”) on November 1, 2021 (the “Closing Date”). GE held approximately 46% of our issued and outstanding ordinary shares and became a related party on the Closing Date. As of November 16, 2023, following the completion of its sale of our outstanding ordinary shares, GE no longer beneficially owned any of our outstanding ordinary shares and is no longer a related party.
During the year ended December 31, 2023, AerCap recognized purchases from GE of $212 million, rental income from engines on lease to GE of $140 million and sales to GE of $29 million.
During the year ended December 31, 2022, AerCap recognized purchases from GE of $150 million, rental income from engines on lease to GE of $143 million and sales to GE of $27 million.